UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 17, 2007

DYNTEK, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-11568	95-4228470
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No)

19700 Fairchild Road, Suite 230, Irvine, California   92612

(Address of principal executive offices)

(949) 271-6700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                                             Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 17, 2007, DynTek, Inc. (the “Company”) issued a press release announcing its intention to deregister its common stock with respect to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Company is eligible to deregister under the Exchange Act by filing a Form 15 because it has fewer than 300 holders of record of its common stock.  Upon the filing of the Form 15, the Company’s obligation to file certain reports with the Securities and Exchange Commission, including Forms 10-K, 10-Q and 8-K, will immediately be suspended.  The Company expects that the deregistration of its common stock will become effective not more than 90 days after the date of filing of the Form 15 with the SEC.

In addition, as a result of the decision to deregister, the Company’s common stock will cease to be traded on the Over-the-Counter Bulletin Board (“OTCBB”) effective soon after the filing of the Form 15.  The Company expects, but cannot guarantee, that its common stock will be quoted on the Pink Sheets after it is delisted from the OTCBB.  DynTek presently intends to continue to make available, through its website or otherwise, its periodic financial information beginning with the fiscal quarter ended December 31, 2007.

The deregistration of the Company’s common stock was initially approved at a meeting of the Company’s Board of Directors on December 3, 2007 after consultation with management and careful deliberation regarding the advantages and disadvantages of continuing registration and listing on the OTCBB.  The Board determined that deregistration was in the best interests of the Company and its stockholders after consideration of numerous factors, including the following: (1) the reduction of disproportionately large costs associated with the preparation and filing of the Company’s periodic reports and other filings with the SEC, (2) the elimination of substantial increases in accounting, audit, legal and other costs associated with being a public company in light of the Sarbanes Oxley Act of 2002 and new SEC disclosure rules, (3) the significant demands placed on management in order to comply with SEC reporting obligations which prevent management from dedicating valuable time to the day-to-day operation and growth of the Company; (4) the nature and extent of current trading in the Company’s common stock on the OTCBB, which is historically limited; and (5) the lack of analysts’ coverage and minimal liquidity for the Company’s common stock.

A copy of the Company’s press release with respect to the Company’s decision to deregister its common stock with respect to the Exchange Act and cease trading of its common stock on the OTCBB is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.                                          Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Press release issued by DynTek, Inc. on December 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNTEK, INC.

Date: December 19, 2007	By:	/s/ Casper Zublin, Jr.
Casper Zublin, Jr.
Chief Executive Officer

EXHIBITS

Exhibit Number	Description
99.1	Press release issued by DynTek, Inc. on December 17, 2007.